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                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT



         We consent to the incorporation by reference in this Registration Statement of Buckeye Partners, L.P. on Form S-3 of our reports dated January 28, 1999 (March 5, 1999 as to Note 19), appearing in the Annual Report on Form 10-K of Buckeye Partners, L.P. for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.







DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

July 2, 1999